UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2000


                        Commission file number 000-31447

                                  DALJAMA, INC.
               (Exact name of registrant as specified in charter)

 Texas                                       75-2877875
 (State of other jurisdiction of             (I.R.S. Employer
 incorporation or organization)              Identification Number)

                   1353 Middleton Dr. Cedar Hill, Texas 75104

               (Address of Principal Executive Office) (Zip Code)
                                 (972) 293-1115
                (Registrant's Executive Office Telephone Number)




ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of November 21, 2000 between Entertainment Trends, Inc ("ET"), a Texas corporation, and Daljama, Inc. ("DAL"), a Texas corporation, all the outstanding shares of common stock of DAL were exchanged for 10,000 shares of common stock of ET in a transaction in which ET was the surviving corporation.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of DAL on November 21, 2000. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of ET on November 21, 2000. The Articles of Merger were filed on November 21, 2000. The officers of ET will continue as officers of ET.

     A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of ET's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

------------------------- -------------------------- --------------------------

                             Amount of Common          Percent of Common Stock
                             Stock Beneficially          Beneficially Owned
     Name                          Owned (1)

------------------------- -------------------------- --------------------------
------------------------- -------------------------- --------------------------

James P. Massengale                2,750,000                    27.9%
------------------------- -------------------------- --------------------------
------------------------- -------------------------- --------------------------

Carolyn J. Massengale              2,750,000                    27.9%
------------------------- -------------------------- --------------------------
------------------------- -------------------------- --------------------------

Bonita S. Clifton                  2,750,000                    27.9%
------------------------- -------------------------- --------------------------



(1) Based upon 9,850,000 outstanding shares of common stock (subsequent to the merger).

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the Merger Agreement was negotiated between DAL and ET.



BUSINESS

Entertainment Trends Corporation was formed as an internet website design company as well as a holding company for other businesses. Entertainment Trends Corporation operates through its' wholly owned subsidiary Beverly International Southwest, a retailer through the internet, retail stores and fitness centers, vitamin and nutritional products. Entertainment Trends Corporation designs and develops websites and maintains the website for Beverly International.

Currently, Beverly International Nutrition Southwest markets Beverly International Nutrition, high quality researched dietary sports nutrition supplements, vitamins, minerals and health and fitness related products. Beverly International Southwest wholesales to gyms and health and fitness stores. Beverly International also retails to the general public in an exclusive territory of Texas, New Mxico, Colorado, Oklahoma, Kansas, Missouri and Louisiana. Initially Beverly International supplied products for athletes only but as fitness became more popular the general public has been a good market.

Initially Entertainment Trends Corporation developed and maintained the website for the corporate headquarters of Beverly International Nutrition. The company was sold in 1999. As a result the corporate website was retained by
Entertainment Trends and now allows Beverly International South West to distribute nutritional supplements through the internet.

Litigation

There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

Description of Securities

In February 2000 the company authorized a 10 for 1 forward split in preparation for going public. The outstanding stock went from 985,000 shares to 9,850,000 shares. The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.001 per share, of which there are 9,850,000 issued. The Company also has 50,000,000 shares of preferred stock, par value $.001 per share authorized of which none are issued at this time, however, the officers and directors of the company have the right to amend the articles of incorporation at any time to increase or decrease the amount of preferred stock authorized. The following statements relating to the capital stock set forth the material terms of the Company's securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation and the By-laws.

Common Stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase the Company's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

Preferred Stock

The Board of Directors is authorized to amend the articles of incorporation to provide for the issuance of preferred stock in series and, by filing a certificate pursuant to the applicable law of Texas, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. At present, the Company has no plans to issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of the stockholders of the Company, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules. The Company has no present plans to issue any preferred stock.

MARKET FOR ET's SECURITIES

ET is currently not trading but as a result of this merger has elected to continue with the reporting requirements of the 1934 Securities and Exchange Act as amended. The Entertainment Trends Corporation intends to apply for application to trade on the Over The Counter Bulletin Board as soon as the merger document has been filed with the Securities and Exchange Commission.

MANAGEMENT

------------------------------ ------------- ---------------------------

          Name                     Age         Title
------------------------------ ------------- ---------------------------
------------------------------ ------------- ---------------------------

James P.  Massengale                49       President/Director
------------------------------ ------------- ---------------------------
------------------------------ ------------- ---------------------------

Carolyn J. Massengale               52       Vice President/Director
------------------------------ ------------- ---------------------------
------------------------------ ------------- ---------------------------

Bonita S. Clifton                   42       Secretary/Director
------------------------------ ------------- ---------------------------





James P. Massengale President/Director has 30 years of promotion and sales experience. For the past five years he has been the owner and operator of Beverly International Nutrition Southwest which is the wholly owned subsidiary of Entertainment Trends Corporation, a nutrition and sports supplement wholesale distributorship. Beverly International Nutrition Southwest markets Beverly International Nutrition, high quality, researched products. Beverly International SW wholesales to gyms and health and fitness stores and retails to the general public in an exclusive territory of Texas, New Mexico, Colorado, Oklahoma, Kansas, Missouri and Lousiana. James is the husband of Carolyn Massengale who is a Vice President of our Company.

Carolyn Massengale Vice President/Director has 30 years of administrative experience. For the past five years Carolyn has assisted in the operations of Beverly international with her husband James Massengale by adding Beverly International apparel and the Beverly International Web Site. Mrs. Massengale also has 14 years of experience as a legal assistant. For the past five years she has also been the administrative coordinator for National Physique Committee athletic events. Carolyn is the wife of James Massengale our President.

Bonita S. Clifton Secretary/Director has been our Secretary and a director since our inception. She has been self-employed since September of 1985 as an author of fiction, although she devotes less than full time to such occupation. Mrs. Clifton has an Associates of Applied Science Degree in Business from Blair College in Colorado Springs, Colorado.



Executive Compensation

Entertainement Trends Corporation does not currently pay remuneration to its' Officers and Directors. The three directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, the Company's Bylaws provide for not less than one nor more than five directors. Currently, there are three directors of the Company. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS

Competition from larger and more established companies may hamper marketability. ET may face intense competition from similar, more well established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than ET. ET may not be able to market or sell its products if faced with direct product competition from these larger or more established companies.

Issuance of future shares may dilute investors share value. The Articles of Incorporation as amended of ET authorizes the issuance of 100,000,000 shares of common stock and 50,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by ET. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

Current trading market for the Company's securities.

ET's common stock is not currently trading however upon the closing of the merger ET plans to apply for a listing to trade its' stock on the OTC Bulletin Board maintained by Nasdaq.

Penny  Stock Regulation.

The Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction  involving a penny  stock,  unless  exempt,  the "penny stock rules"
require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Pursuant to the Merger Agreement James P. Massengale will remain as President, Carolyn J. Massengale will remain as Vice President and Director and Bonita S. Clifton will remain as Secretary and Director of ET.

ITEM 7.     FINANCIAL STATEMENTS

Enclosed are the audited Financial statements for the year ended December 31, 1999. The financial statements for the year ended December 31, 2000 will be included in the annual report.



                        Entertainment Trends Corporation


                                December 31, 1999




                               Clyde Bailey, P.C.
                           Certified Public Accountant
                            10924 Vance Jackson #404
                            San Antonio, Texas 78230




           CONTENTS



       PAGE      1 - INDEPENDENT AUDITORS' REPORT

       PAGE      2 - BALANCE SHEET FOR THE YEAR ENDED DECEMBER 31, 1999

       PAGE      3 - STATEMENT OF OPERATIONS FOR THE PERIOD
                     DECEMBER 31, 1999

       PAGE      4 - STATEMENT OF CHANGES IN STOCKHOLDER'S
                     EQUITY FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE SIX MONTHS ENDED JUNE 30, 2000

       PAGE      5 - STATEMENT OF CASH FLOWS FOR THE YEAR ENDED
                      DECEMBER 31, 1999

       PAGES  6 -8 - NOTES TO FINANCIAL STATEMENTS AS OF
                     DECEMBER 31, 1999
























CLYDE BAILEY P.C.
--------------------------------------------------------------------------------
                                                     Certified Public Accountant
                                                        10924 Vance Jackson #404
                                                        San Antonio, Texas 78230
                                                            (210) 699-1287(ofc.)
                                             (888) 699-1287 (210) 691-2911 (fax)
                                                                         Member:
                                                     American Institute of CPA's
                                                          Texas Society of CPA's

Board of Directors
Entertainment Trends Corporation


                          INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of Entertainment Trends Corporation (Company) as of December 31, 1999 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has no viable operations to date and little or no tangible assets that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                 S/ Clyde Bailey
                                Clyde Bailey P.C.
San Antonio, Texas
November 21, 2000
                                        1







                        Entertainment Trends Corporation
                                  Balance Sheet
                             As of December 31, 1999

                  A S S E T S
Current Assets
 Cash                                 $             1,501
 Inventory                                          8,042
                                      ---------------------
   Total Current Assets                                                  9,543
                                                              ------------------

Fixed Assets
 Property and Equipment                            17,610
                                       --------------------
   Less: Accumulated Depreciation                  (5,495)
                                       --------------------

   Total Fixed Assets                                                   12,115
                                                               -----------------

Other Assets:
 Franchise Fee, net                                14,000               14,000
                                       ---------------------   ----------------

   Total Assets                                                 $       35,658
                                                               ================

                     L I A B I L I T I E S
Current Liabilities
 Other Current Liability                               -
                                        --------------------

   Total Current Liabilities                                             -
                                                              -----------------

   Total Liabilities                                                     -

 Commitments and Contingencies                                           -

                    S T O C K H O L D E R S ' E Q U I T Y
Preferred Stock




Common Stock                                                             9,850

       (Retroactively Restated)
Additional Paid-in-Capital                                              51,229
Accumulated Surplus                                                    (25,421)
                                                               ----------------

  Total Stockholders' Equity (Deficit)                                  35,658
                                                               ----------------
  Total Liabilities and Stockholders' Equity                    $       35,658
                                                               ================




                                        2




                      Entertainment Trends Corporation
                           Statement of Operations
                           As of December 31, 1999

    .........................................
Revenues:

       Revenues .............................   $
                                                   40,219
                                                ---------

            Total Revenues
                                                   40,219

Cost of Revenues
       Cost of Revenues
                                                   26,557
                                                ---------

            Gross Profit
                                                   13,662

Expenses:

       Rent
                                                    6,776
       Depreciation Expense
                                                    3,964
       Amortization Expense
                                                    1,000
       Internet Service
                                                    5,231
       Utilities
                                                    7,009
       Other Expenses
                                                    5,952
                                                ---------

            Total Expenses
                                                   29,932

            Net Income (Loss) from Operations   $
                                                  (16,270)

Provision for Income Taxes:


       Income Tax Benefit (Expense)
                                                ---------

                                                ---------
           Net Income (Loss) ................   $
                                                  (16,270)
                                                =========


Basic and Diluted Earnings Per Common Share
                                                   (0.002)
                                                ---------

Weighted Average number of Common Shares ....   9,850,000
                                                =========
      used in per share calculations ........   *


      * - Retroactively Restated



                                        3






                        Entertainment Trends Corporation
                        Statement of Stockholders' Equity
                             As of December 31, 1999


 *                            ***         $  0.001   Paid-In        Accumulated Stockholders'
 *                            Shares      Par Value  Capital         Deficit      Equity
 *                                                                                  --


   Balance, January 1, 1999   9,850,000   $  9,850   $     51,229   $ (9,151)   $ 51,928



   Net Income  (Loss)              --         --             --      (16,270)    (16,270)

                                                                                --------


   Balance June 30, 2000      9,850,000   $  9,850   $     51,229   $(25,421)   $ 35,658
                                                                                ========



     Retroactively Restated



                                        4

                          Entertainment Trends Corporation
                               Statement of Cashflows
                              As of December 31, 1999


Cash Flows from Operating Activities:

       Net Income (Loss)                             $
                                                      (16,270)

      Changes in operating assets and liabilities:
               Depreciation /Amortization
                                                        4,964
               Stock Issued for Services
                                                     --------
              Inventory
                                                       (8,042)
               Other Liabilities
                                                     --------
                                                     --------

               Total Adjustments
                                                       (3,078)
                                                     --------

Net Cash Used in Operating Activities                $
                                                      (19,348)


Cash Flows from Investing Activities:

       Fixed Assets
                                                      (26,293)
                                                     --------

Net Cash Used in Investing Activities                $
                                                      (26,293)
                                                     --------


Cash Flows from Financing Activities:

       Note Payable
                                                     --------
       Paid in Capital
                                                       45,937
                                                     --------

Net Cash Provided for Financing Activities           $
                                                       45,937
                                                     --------

                                                     $
Net Increase (Decrease) in Cash                           296


Cash Balance,  Begin Period                             1,205
                                                     --------

                                                     $
Cash Balance,  End Period                               1,501
                                                     ========


Supplemental Disclosures:
      Cash Paid for interest                         $   --
      Cash Paid for income taxes                     $   --
      Stock Issued for Services




                                        5








                        Entertainment Trends Corporation
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies

Organization

Entertainment Trends Corporation ("the Company") was incorporated under the laws of the State of Texas on June 30, 1998 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Delaware. The company has a total of 100,000,000 authorized common shares with a par value of $.001 per share and with 9,850,000 shares issued and outstanding as of December 31, 1999. On February 24, 2000, an amendment to the Articles of Incorporation was filed with the Texas Secretary of State to increase the authorized common shares to 100,000,000 authorized and 50,000,000 in preferred shares.

On July 5, 1998, the Company acquired Beverly International Nutrition (Beverly) as a division of the Company. Beverly offers quality, researched dietary supplements, vitamins, minerals, and health and fitness related products.

Federal Income Tax

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method

     The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

Inventory
     Inventory consists of nutritional products and is valued at cost.




                                        6



                        Entertainment Trends Corporation
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies (con't)

Fixed Assets
Fixed Assets are recorded at cost and depreciated over the useful lives of the assets. The assets consist of computer equipment and furniture and equipment.

Beverly holds a franchise with Beverly International to market the nutritional products. A total of $15,000 was paid for the franchise and is being amortized over 15 years.

         Earnings per Common Share

The Company adopted Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Comprehensive Income

Statement  of  Financial   Accounting   Standards  (SFAS)  No.  130,  "Reporting
Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

Segments of an Enterprise and Related Information

Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.




                                        7

                        Entertainment Trends Corporation
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies (con't)

Accounting for Derivative Instruments and Hedging Activities

Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for sale security, or a foreign-currency-denominated forecasted transaction. Because the Company has no derivatives, this accounting pronouncement has no effect on the Company's financial statements.


Note 2  -  Common Stock

In July 0f 1998, a total of 985,000 shares of stock were issued for founders and consulting services. On February 24, 2000, the Company approved a 10 to 1 forward split of the outstanding shares. There were a total of 985,000 outstanding prior to the forward split, which relates to 9,850,000 shares outstanding. The financial statements have been retroactively restated to record this forward split.


Note 3  -  Related Parties

There were no significant related party transactions.


Note 4 - Going Concern

The Company has had little or no operations to date, has little or no tangible assets or financial resources, and incurred losses since inception. These losses and lack of operations raise substantial doubt about the Company's ability to continue as a going concern.










                                        8


                        Entertainment Trends Corporation
                          Notes to Financial Statements


Note 5 - Income Taxes

Deferred income taxes arise from temporary differences resulting from the Company's subsidiary utilizing the cash basis of accounting for tax purposes and the accrual basis for financial reporting purposes. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.


Note 6  -  Subsequent Events

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.







                                        9





ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.






EXHIBITS

1.1 Agreement and Plan of Merger between Daljama, Inc. and Entertainment Trends Corporation.

1.2  Articles  of  Merger  between  Daljama,   Inc.  and  Entertainment   Trends
     Corporation

27.1 Financial Data Schedule



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENTERTAINMENT TRENDS, INC.

                                            By /s James P. Massengale
                                                     President


Date: November 21, 2000